Exhibit 3.1(a)


                           Articles of Incorporation
                              (Pursuant to NRS 78)

Filed # C13758-99               STATE OF NEVADA
                               Secretary of State

JUN 04 1999

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

================================================================================

   IMPORTANT: Read instructions on reverse side before completing this form.
                         TYPE OR PRINT (BLACK INK ONLY)

1.  NAME OF CORPORATION:   Clamshell Enterprises, Inc.
                           -----------------------------------------------------

2.  RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

    Name of Resident Agent:   Nevada Agency & Trust Company
                              --------------------------------------------------

    Street Address   50 W. Liberty St., Ste 880,       Reno, NV        89501
                     -----------------------------------------------------------
                     Street No.   Street Name            City           Zip

3.  SHARES: (number of shares the corporation is authorized to issue)
    Number of shares with par value 10,000,000   Par Value $.001
    Number of shares without par value -0-

4.  GOVERNING BOARD:  shall be styled as (check one)   X   Directors    Trustees
    The FIRST BOARD OF DIRECTORS shall consist of 2 membe4rs and the names and addresses are as follows (attach additional pages if necessary)

    COSMO PALMIERI                            MICHELLE P. SUPPES
    --------------------------------------    ----------------------------------
    Name                                      Address
    50 W. Liberty St., Ste 880, Reno, NV      50 W. Liberty St., Ste 880,
    89501                                     Reno, NV 89501
    --------------------------------------    ----------------------------------

5.  PURPOSE (optional - see reverse side): The purpose of the corporation shall be:
             Omnibus
    ----------------------------------------------------------------------------

6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form, it cannot be filed and will be returned to you for correction. Number of pages attached_______.

7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (Signatures must be notarized.) (Attach additonal pages if there are more than two incorporators).

    Amanda Cardinalli
    --------------------------------------    ----------------------------------
    50 W. Liberty St., Ste 880, Reno, NV
    89501
    --------------------------------------    ----------------------------------

    /s/  Amanda Cardinalli
    --------------------------------------    ----------------------------------
    Signature                                 Signature

    State of      NV    County of Washoe      State of         County of
             ---------            --------             --------         --------

    This instrument was acknowledged          This instrument was acknowledged
    before me on                              before me on
               JUNE 3, 1999            by,                                   by,
    --------------------------------------    ----------------------------------
    AMANDA CARDINALLI
    --------------------------------------    ----------------------------------
          Name of Person                               Name of Person

    as incorporator                           as incorporator
    of  CLAMSHELL ENTERPRISES, INC.           of
        ----------------------------------       -------------------------------
    (name of party on behalf of whom          (name of party on behalf of whom
     instrument was executed)                 instrument was executed)

    /s/  Margaret A. Oliver
    --------------------------------------    ----------------------------------
         Notary Public Signature                  Notary Public Signature

   (Graphic of notary stamp and seal omitted)

    CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

    NEVADA AGENCY AND TRUST COMPANY hereby accept appointment as Resident Agent for the above named corporation

    /s/  Amanda Cardinalli                                        JUNE 3, 1999
    --------------------------------------    ----------------------------------
    Signature of Resident Agent                                          Date

    AMANDA CARDINALLI, VICE PRESIDENT